As filed with the Securities and Exchange Commission on March 9, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21342

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND
(Exact Name of the Registrant as Specified in Charter)

c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
c/o Neuberger Berman Management LLC
Neuberger Berman High Yield Strategies Fund
605 Third Avenue, 2nd Floor

New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600

(Names and Addresses of agents for service)

Date of fiscal year end: December 31, 2008

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders

Neuberger Berman
High Yield Strategies Fund

Annual Report

December 31, 2008

Contents

THE FUND

President's Letter	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	7

FINANCIAL STATEMENTS	14

FINANCIAL HIGHLIGHTS/PER SHARE DATA	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

DIVIDEND REINVESTMENT PLAN	30

Directory	31

Trustees and Officers Table	32

Proxy Voting Policies and Procedures	42

Quarterly Portfolio Schedule	42

Changes to Bylaws	42

Certification	42

Board Consideration of the Investment Advisory and Sub-Advisory Agreements	42

Board Consideration of New and Interim Investment Advisory and Sub-Advisory Agreements	44

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management LLC" and the individual Fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC, formerly, Neuberger Berman Management Inc. ©2009 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder:

We are pleased to present you with the annual report for Neuberger Berman High Yield Strategies Fund,1 covering the fiscal year ended December 31, 2008. The report includes portfolio commentary, a listing of the Fund's investments, and its audited financial statements for the reporting period.

The Fund's investment objective is to seek high total return through income plus capital appreciation by investing primarily in high yield debt securities. Its performance is dependent on several factors, including fluctuating bond prices, the rate of interest received on securities held by the Fund, the cost of any borrowings and financing arrangements utilized by the Fund and the impact of interest rate hedges that the Fund may use in seeking to manage short-term interest rate costs.

Since February 2008, the market for auction rate preferred securities has experienced significant disruption that has resulted in failed auctions for many of these securities, including the Money Market Cumulative Preferred Shares (MMCPs) issued by the Fund. Moreover, the difficult markets experienced throughout the reporting period grew more extreme leading up to and during the fourth quarter and caused the Fund to experience increased asset depreciation and extreme volatility in the prices of its portfolio securities. This volatility caused the value of the Fund's portfolio securities, and correspondingly the asset coverage on its leverage, to rise and fall.

On September 23, 2008, the Fund announced a new financing arrangement that would provide it with the ability to redeem 100% of its MMCPs. In light of the challenges presented by the markets, in November the Fund redeemed all of its MMCPs and determined that it was appropriate to reduce its leverage, utilizing the new financing arrangement to refinance some of its MMCPs by issuing privately placed preferred shares and notes. The Fund may reduce its leverage further should market conditions warrant. In light of the challenges faced by the Fund and the continued economic uncertainty, the Board decided to reduce the Fund's monthly distribution rate beginning with its first distribution paid in 2009.

On February 6, 2009, the Fund announced that it will conduct a tender offer for 10% of its outstanding common shares at a price equal to 98% of its net asset value (NAV) per share determined on the day the tender offer expires. The date on which the tender offer will commence has not yet been determined. Additionally, the Fund announced that the Board has authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period. Under the tender offer program, if the Fund's common shares trade at an average daily discount to NAV per share of greater than 10% for a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires.

While there can be no assurances, the tender offer and tender offer program may benefit common shareholders by enabling them to tender a portion of their shares at a price that is greater than what they could realize in the secondary market at that time, may increase liquidity for common shareholders, may have a marginally accretive impact to NAV for common shareholders and may assist in narrowing the discount to NAV at which common shares trade at certain times. To offset some of the expense associated with the tender offer program, Neuberger Berman Management LLC, the Fund's investment manager, will implement a new voluntary waiver of 0.05% of its fees. The voluntary fee waiver will provide an additional benefit to common shareholders who remain invested in the Fund by keeping expenses lower than they otherwise would have been and will mitigate some increases in expenses that may result from a decrease in the Fund's size due to its tender offers.

Thank you for entrusting your assets with Neuberger Berman. We will continue to work hard to preserve and grow your capital.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND

1  On December 16, 2008, Lehman Brothers/First Trust Income Opportunity Fund announced that its name would change to Neuberger Berman High Yield Strategies Fund. The Fund's investment objective and philosophy and portfolio management team have not changed.

High Yield Strategies Fund Commentary

During 2008, Neuberger Berman High Yield Strategies Fund posted a negative return in a difficult market environment. It also underperformed its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index. As noted below, the Fund's underperformance relative to the index was largely the result of its use of leverage.

Despite several rallies during the reporting period, high yield bonds ultimately fell victim to the turmoil in the financial markets, the weakening economy and heightened investor risk aversion. As the year began, high yield spreads (the difference between comparable maturity U.S. Treasuries and high yield bonds) were about 600 basis points (6.00%). This was somewhat above their 10-year average of roughly 500 basis points. High yield spreads then widened — and their prices fell — during the first quarter of 2008. Coinciding with the collapse of Bear Stearns, high yield spreads widened to over 800 basis points in March 2008.

Hopes that this would represent the bottom of the high yield market's descent proved to be premature. While high yield prices rallied in April and May — with spreads moving as low as 650 basis points in mid-June — they again weakened in June and they largely tread water in July and August. This proved to be the calm before the storm, as the financial markets then experienced a three-month period that often rivaled the tumultuous events of the Great Depression. This period was characterized by high profile corporate bankruptcies, plunging stock prices, stalled credits markets, forced deleveraging, illiquidity and massive government intervention in an attempt to stabilize the financial markets.

This turmoil triggered a massive flight to quality into short-term Treasuries; meanwhile virtually every spread (non-Treasury) sector performed poorly. Nowhere was this more evident than in the high yield bond market. After prices fell sharply and spreads reached 1,088 basis points in September, weakness in the high yield market accelerated in October and November. At one point, spreads soared to a record high 2,127 basis points. During September, October and November, the overall high yield market fell (7.98%), (15.91%) and (9.31%), respectively. To put this in perspective, all three months eclipsed the previous worst month ever in the high yield market — a (7.37%) decline that occurred in June 2002.

Conditions then began to improve somewhat in December. The market was supported by continued government policy intervention aimed at unfreezing the credit markets and warding off a prolonged and deep recession. In addition, the government's support of the automobile industry was viewed as a positive for the high yield market. During December, the benchmark index rose 7.04% and spreads ended the year at 1,796 basis points. Even with the year-end rally, our benchmark index declined 25.88% in 2008.

Looking more closely at our performance, the Fund was unable to avoid the severe downturn in the high yield market. In addition, as mentioned, the use of leverage negatively impacted results as it magnified the Fund's negative performance. Given the high yield market's continued weakness and expectations for rising defaults, we reduced the Fund's leverage during the reporting period.

With regard to our other investment strategies, we maintained a defensive posture, which included underweighting CCC rated securities and overweighting BB rated issues. We also maintained an emphasis on companies that historically have had superior cash flow stability and avoided those cyclical issues that we think would likely be hurt by both a recession and weaker consumer spending. These positioning strategies were all beneficial for the Fund's relative results during the reporting period. From an industry perspective, security selection in the Cable sector and underweight positions in the Paper, Building Materials and Real Estate Investment Trust (REIT) sectors contributed positively to performance. On the downside, security selection in Utilities, Health Care and Telecom and sector weights in Financial Services detracted from results.

Looking ahead, we believe the high yield market will continue to be influenced by significant economic headwinds in 2009. These include negative economic growth, very weak consumer spending, poor manufacturing end-market demand, lower corporate earnings and continued deleveraging within the financial system. However, it is our belief that recent worldwide government action to improve liquidity and reinvigorate the global economy is an important step to stabilizing financial markets, improving labor markets and restoring investor confidence, although no one can know to what extent.

Given this outlook, we expect to maintain our defensive positioning and emphasize issuers that have a history of superior cash flow stability. We also plan to continue underweighting cyclical sectors that, in our view, will be the most adversely affected by the recession and the pullback in consumer spending.

Sincerely,

ANN H. BENJAMIN AND THOMAS P. O'REILLY
PORTFOLIO CO-MANAGERS

Neuberger Berman High Yield Strategies Fund

TICKER SYMBOL

Common Shares	NHS

RATING DIVERSIFICATION

BBB	8.7%
BB	46.9
B	34.0
CCC	7.7
CC	0.5
C	0.2
Not Rated	1.3
Short Term	0.7

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return
NAV[1,3]	Date	1 Year	5 Years	Since Inception
High Yield Strategies Fund	07/28/2003	(35.32%)	(3.11%)	(0.69%)
	Inception	Average Annual Total Return
Market Price[2,3]	Date	1 Year	5 Years	Since Inception
High Yield Strategies Fund	07/28/2003	(37.75%)	(6.47%)	(4.23%)

Closed-end funds, unlike open-end funds, are not continuously offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is not indicative of future results.

Portfolios that invest in bonds and other fixed income securities can provide regular income and have historically been less volatile than most stock portfolios. However, they are subject to risks including credit risk, default on principal or interest payments and interest rate fluctuations. High yield bonds, also known as "junk bonds," are subject to additional risks such as the increased risk of default.

Endnotes

1  Returns based on Net Asset Value ("NAV") of the Fund.

2  Returns based on market price of Fund shares on the New York Stock Exchange.

3  Performance for NAV and Market Price assumes reinvestment of all dividends and capital gain distributions. Shares of the Fund fluctuate in value. Fund performance changes over time and currently may be different from that shown as of 12/31/08. Past performance is no guarantee of future results. More current Fund performance information can be obtained by visiting the Fund's website at www.nb.com.

Index Glossary

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index*:	Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged sub-index of Barclays Capital U.S. Corporate High Yield Index, which includes all U.S. dollar-denominated, taxable, fixed rate, non-investment grade debt, capped such that no single issuer accounts for more than 2% of the index weight.

* Effective November 3, 2008 Barclays Capital announced the combination of the existing Lehman Brothers indices with the Barclays Capital indices into a single platform under the "Barclays Capital Indices" name. The renamed Lehman Brothers indices will continue to operate under their existing methodology. The index name changes will be reflected in all reports to shareholders going forward.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by Neuberger Berman Management LLC and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the above-described index.

Schedule of Investments High Yield Strategies Fund

PRINCIPAL AMOUNT		VALUE†
Bank Loan Obligations (17.4%)
Auto Parts & Equipment (1.3%)
$1,850,000	Goodyear Tire & Rubber Co., Second Lien Term Loan C, 5.22%, due 4/30/14	$1,168,644	^
Automotive (2.1%)
3,059,784	Ford Motor Co., Term Loan B, 5.24%, due 12/16/13	1,226,361	^
1,543,165	General Motors Corp., Term Loan B, 5.80%, due 11/29/13	695,659	^
		1,922,020
Chemicals (1.1%)
1,650,000	Huntsman Int'l LLC, Term Loan B, 2.22%, due 4/19/14	1,016,400
Electric—Generation (2.1%)
2,830,668	Texas Competitive Electric Holdings Co. LLC, Term Loan B3, 4.62%, due 10/10/14	1,961,653
Health Services (3.4%)
3,738,168	HCA, Inc., Term Loan A, 6.01%, due 11/18/12	3,141,930
Media—Cable (3.8%)
590,000	MCC Iowa, Term Loan D1, 5.26%, due 1/31/15	389,400	^
355,000	MCC Iowa, Term Loan D2, 5.26%, due 1/31/15	234,300	^
3,845,353	Charter Communications Operating LLC, Term Loan, 5.06%, due 3/6/14	2,808,260
		3,431,960
Packaging (2.0%)
2,764,560	Berry Plastics Holding Corp., Term Loan C, 3.90%, due 4/3/15	1,780,377
Support-Services (0.8%)
1,415,000	Rental Services Corp., Second Lien Term Loan, 7.29%, due 11/30/13	743,583
Technology & Electronics (0.8%)
1,093,600	Sungard Data Systems, Inc., Term Loan B, 4.02%, due 2/28/14	731,947	^
	Total Bank Loan Obligations (Cost $18,888,065)	15,898,514
Corporate Debt Securities (137.9%)
Aerospace/Defense (1.6%)
165,000	L-3 Communications Corp., Guaranteed Senior Unsecured Subordinated Notes, 6.13%, due 7/15/13	151,800
200,000	L-3 Communications Corp., Guaranteed Notes, 5.88%, due 1/15/15	180,000
1,210,000	L-3 Communications Corp., Guaranteed Notes, Ser. B, 6.38%, due 10/15/15	1,131,350
		1,463,150
Auto Loans (4.3%)
2,855,000	Ford Motor Credit Co., Senior Unsecured Notes, 7.38%, due 2/1/11	2,171,119
1,085,000	Ford Motor Credit Co., Senior Unsecured Notes, 7.25%, due 10/25/11	792,602
1,196,766	GMAC LLC, Guaranteed Notes, 6.88%, due 9/15/11	980,463	ñ
		3,944,184

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
Automotive (1.1%)
$1,965,000	Ford Motor Co., Senior Unsecured Notes, 7.45%, due 7/16/31	$550,200
1,930,000	General Motors Corp., Senior Unsecured Notes, 7.20%, due 1/15/11	405,300
		955,500
Beverage (1.1%)
1,030,000	Constellation Brands, Inc., Guaranteed Notes, 8.38%, due 12/15/14	978,500
Chemicals (2.9%)
885,000	Airgas, Inc., Guaranteed Notes, 7.13%, due 10/1/18	756,675	ñ
1,860,000	MacDermid, Inc., Senior Subordinated Notes, 9.50%, due 4/15/17	967,200	ñ
990,000	Momentive Performance Materials, Inc., Guaranteed Notes, 9.75%, due 12/1/14	420,750
1,586,834	Momentive Performance Materials, Inc., Guaranteed Notes, 10.13%, due 12/1/14	491,919
		2,636,544
Electric—Generation (18.1%)
5,990,000	Dynegy-Roseton Danskammer, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	4,256,644
735,000	Edison Mission Energy, Senior Unsecured Notes, 7.50%, due 6/15/13	672,525
4,515,000	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	3,499,125
1,565,000	Energy Future Holdings Corp., Guaranteed Notes, 10.88%, due 11/1/17	1,111,150	ñ
3,275,000	Energy Future Holdings Corp., Guaranteed Notes, 11.25%, due 11/1/17	1,588,375	ñ
735,000	Mirant Americas Generation, Inc., Senior Unsecured Notes, 8.50%, due 10/1/21	558,600
1,925,000	NRG Energy, Inc., Guaranteed Notes, 7.25%, due 2/1/14	1,799,875
2,545,000	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 1/15/17	2,341,400
1,230,000	Texas Comargin-right: 10px; padding-right: 10px;mpetitive Electric Holdings Co. LLC, Guaranteed Notes, 10.50%, due 11/1/16	615,000	ñ
		16,442,694
Electric—Integrated (4.7%)
2,890,000	CMS Energy Corp., Senior Unsecured Notes, 6.88%, due 12/15/15	2,464,682
2,205,000	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	1,808,100	ñ
		4,272,782
Electronics (2.7%)
2,090,000	Flextronics Int'l, Ltd., Senior Subordinated Notes, 6.25%, due 11/15/14	1,557,050
2,535,000	Freescale Semiconductor, Inc., Guaranteed Notes, 9.13%, due 12/15/14	583,050
980,000	NXP BV/NXP Funding LLC, Senior Secured Floating Rate Notes, 7.50%, due 1/15/09	325,850	µ
		2,465,950
Energy—Exploration & Production (9.1%)
1,590,000	Chesapeake Energy Corp., Guaranteed Notes, 7.50%, due 9/15/13	1,367,400
2,535,000	Chesapeake Energy Corp., Guaranteed Notes, 7.50%, due 6/15/14	2,142,075
195,000	Chesapeake Energy Corp., Guaranteed Notes, 6.38%, due 6/15/15	154,050
1,945,000	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 1/15/16	1,556,000
840,000	Cimarex Energy Co., Guaranteed Notes, 7.13%, due 5/1/17	655,200
640,000	Newfield Exploration Co., Senior Subordinated Notes, 6.63%, due 4/15/16	508,800
2,660,000	Pioneer Natural Resources Co., Senior Unsecured Notes, 6.65%, due 3/15/17	1,898,179
		8,281,704
Environmental (0.7%)
635,000	Allied Waste North America, Inc., Senior Secured Notes, 7.25%, due 3/15/15	590,550

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
Food & Drug Retailers (1.6%)
$855,000	Rite Aid Corp., Senior Secured Notes, 10.38%, due 7/15/16	$628,425
2,385,000	Rite Aid Corp., Guaranteed Notes, 9.50%, due 6/15/17	828,787
		1,457,212
Gaming (7.3%)
765,000	Chukchansi Economic Development Authority, Senior Unsecured Notes, 8.00%, due 11/15/13	353,812	ñ
2,450,000	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	1,519,000	ñ
905,000	Harrah's Operating Co., Inc., Guaranteed Notes, 10.75%, due 2/1/16	257,925	ñ
980,000	MGM Mirage, Inc., Senior Secured Notes, 13.00%, due 11/15/13	933,450	ñ
250,000	MGM Mirage, Inc., Guaranteed Notes, 7.50%, due 6/1/16	158,438
1,781,000	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	1,531,660	ñ
1,755,000	San Pasqual Casino, Notes, 8.00%, due 9/15/13	1,272,375	ñ
1,205,000	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.38%, due 6/15/15	602,500	ñ
		6,629,160
Gas Distribution (16.2%)
1,380,000	AmeriGas Partners L.P., Senior Unsecured Notes, 7.13%, due 5/20/16	1,104,000
1,325,000	El Paso Natural Gas Co., Senior Unsecured Notes, 8.38%, due 6/15/32	1,143,331
1,635,000	Ferrellgas Partners L.P., Senior Unsecured Notes, 8.75%, due 6/15/12	1,144,500
1,462,000	Ferrellgas Partners L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	1,008,780
1,170,000	Ferrellgas Partners L.P., Senior Notes, 6.75%, due 5/1/14	807,300	ñ
2,255,000	Kinder Morgan, Inc., Senior Unsecured Notes, 6.50%, due 9/1/12	1,905,475
500,000	Kinder Morgan, Inc., Senior Unsecured Notes, 5.15%, due 3/1/15	372,500
1,530,000	MarkWest Energy Partners L.P., Senior Notes, Ser. B, 8.75%, due 4/15/18	948,600
2,285,000	Regency Energy Partners L.P., Guaranteed Notes, 8.38%, due 12/15/13	1,565,225
595,000	Sabine Pass L.P., Senior Secured Notes, 7.25%, due 11/30/13	434,350
2,640,000	Sabine Pass L.P., Senior Secured Notes, 7.50%, due 11/30/16	1,900,800
2,025,000	Transcontinental Gas Pipe Line, Senior Unsecured Notes, 7.25%, due 12/1/26	1,848,112
570,000	Williams Cos., Inc., Senior Unsecured Notes, 7.13%, due 9/1/11	524,400
		14,707,373
Health Services (11.0%)
1,695,000	LVB Acquisition Merger, Inc., Guaranteed Notes, 11.63%, due 10/15/17	1,449,225
2,817,068	NMH Holdings, Inc., Senior Unsecured Floating Rate Notes, 9.12%, due 3/15/09	1,633,899	ñµ
2,655,000	Select Medical Corp., Guaranteed Notes, 7.63%, due 2/1/15	1,407,150
4,245,000	Service Corp. Int'l, Senior Unsecured Notes, 7.50%, due 4/1/27	2,716,800
750,000	Ventas Realty L.P., Senior Notes, 6.63%, due 10/15/14	570,000
30,000	Ventas Realty L.P., Guaranteed Notes, 7.13%, due 6/1/15	23,475
2,270,000	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	1,662,775
700,000	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 4/1/17	532,000
		9,995,324
Hotels (0.6%)
705,000	Host Hotels & Resorts L.P., Senior Secured Notes, 7.13%, due 11/1/13	567,525
Leisure (1.0%)
1,980,000	Royal Caribbean Cruises, Senior Unsecured Notes, 7.50%, due 10/15/27	891,000
Media—Broadcast (1.7%)
2,000,000	LIN Television Corp., Guaranteed Notes, 6.50%, due 5/15/13	955,000
1,160,000	LIN Television Corp., Guaranteed Notes, Ser. B, 6.50%, due 5/15/13	542,300
		1,497,300

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
Media—Cable (14.9%)
$5,290,000	DirecTV Holdings LLC, Guaranteed Notes, 8.38%, due 3/15/13	$5,263,550
2,460,000	EchoStar DBS Corp., Guaranteed Notes, 6.38%, due 10/1/11	2,287,800
870,000	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	726,450
1,035,000	Mediacom Broadband LLC, Senior Unsecured Notes, 8.50%, due 10/15/15	674,044
2,015,000	Rogers Cable, Inc., Guaranteed Notes, 5.50%, due 3/15/14	1,858,948
1,715,000	Shaw Communications, Inc., Senior Unsecured Notes, 7.20%, due 12/15/11	1,620,675
490,000	Vid—otron Lt—e, Guaranteed Notes, 6.88%, due 1/15/14	433,650
770,000	Vid—otron Lt—e, Guaranteed Notes, 9.13%, due 4/15/18	716,100	ñ
		13,581,217
Media—Services (0.7%)
1,155,000	WMG Acquisition Corp., Senior Subordinated Notes, 7.38%, due 4/15/14	675,675
Metals/Mining Excluding Steel (6.6%)
875,000	Aleris Int'l, Inc., Guaranteed Notes, 9.00%, due 12/15/14	52,500
865,000	Arch Western Finance Corp., Senior Secured Notes, 6.75%, due 7/1/13	752,550
425,000	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.25%, due 4/1/15	361,250
2,040,000	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.38%, due 4/1/17	1,672,800
2,800,000	Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13	2,072,000
335,000	Peabody Energy Corp., Guaranteed Notes, Ser. B, 6.88%, due 3/15/13	317,412
890,000	Peabody Energy Corp., Guaranteed Notes, 5.88%, due 4/15/16	756,500
		5,985,012
Non-Food & Drug Retailers (0.7%)
1,315,000	Blockbuster, Inc., Guaranteed Notes, 9.00%, due 9/1/12	637,775
Packaging (3.1%)
2,380,000	Ball Corp., Guaranteed Unsecured Notes, 6.88%, due 12/15/12	2,356,200
315,000	Berry Plastics Corp., Senior Secured Floating Rate Notes, 9.50%, due 1/15/09	217,350	µ
390,000	Graham Packaging Co., Inc., Guaranteed Notes, 9.88%, due 10/15/14	239,850
		2,813,400
Printing & Publishing (0.4%)
1,150,000	Dex Media West LLC, Senior Subordinated Notes, Ser. B, 9.88%, due 8/15/13	273,125
905,000	Idearc, Inc., Guaranteed Notes, 8.00%, due 11/15/16	67,875
		341,000
Real Estate Dev. & Mgt. (1.7%)
1,690,000	American Real Estate Partners L.P., Senior Unsecured Notes, 8.13%, due 6/1/12	1,301,300
410,000	American Real Estate Partners L.P., Guaranteed Notes, 7.13%, due 2/15/13	282,900
		1,584,200
Restaurants (0.8%)
1,035,000	NPC Int'l, Inc., Guaranteed Notes, 9.50%, due 5/1/14	750,375
Software/Services (3.7%)
1,800,000	Lender Processing Services, Inc., Guaranteed Notes, 8.13%, due 7/1/16	1,604,250
775,000	Sungard Data Systems, Inc., Senior Unsecured Notes, 10.63%, due 5/15/15	662,625	ñ
1,630,000	Sungard Data Systems, Inc., Guaranteed Notes, 10.25%, due 8/15/15	1,075,800
		3,342,675

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
Steel Producers/Products (2.1%)
$1,640,000	Metals U.S.A. Holdings Corp., Senior Unsecured Floating Rate Notes, 10.88%, due 1/1/09	$459,200	µ
1,120,000	Steel Dynamics, Inc., Guaranteed Notes, 7.38%, due 11/1/12	817,600
1,820,000	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	637,000
		1,913,800
Support—Services (4.5%)
2,345,000	Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13	1,571,150
785,000	Cardtronics, Inc., Guaranteed Notes, Ser. B, 9.25%, due 8/15/13	525,950
1,445,000	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	1,011,500	ñ
1,290,000	United Rentals N.A., Inc., Guaranteed Senior Notes, 6.50%, due 2/15/12	1,019,100
		4,127,700
Telecom—Integrated/Services (7.0%)
1,440,000	Dycom Industries, Inc., Guaranteed Notes, 8.13%, due 10/15/15	1,015,200
125,000	Frontier Communications Corp., Senior Unsecured Notes, 6.25%, due 1/15/13	106,250
1,255,000	Intelsat Subsidiary Holdings Co. Ltd., Senior Unsecured Notes, 8.50%, due 1/15/13	1,160,875	ñ
3,112,000	Qwest Corp., Senior Unsecured Notes, 8.88%, due 3/15/12	2,878,600
760,000	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	699,200
620,000	Windstream Corp., Senior Notes, 7.00%, due 3/15/19	477,400
		6,337,525
Telecom—Wireless (4.3%)
810,000	Nextel Communications, Inc., Guaranteed Notes, Ser. E, 6.88%, due 10/31/13	344,250
980,000	Sprint Capital Corp., Guaranteed Notes, 6.90%, due 5/1/19	695,800
3,035,000	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	1,805,825
1,495,000	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	1,053,975
		3,899,850
Theaters & Entertainment (0.8%)
945,000	AMC Entertainment, Inc., Guaranteed Notes, Ser. B, 8.63%, due 8/15/12	756,000
Transportation Excluding Air/Rail (0.9%)
1,535,000	ERAC USA Finance Co., Guaranteed Notes, 7.00%, due 10/15/37	845,441	ñ
	Total Corporate Debt Securities (Cost $165,752,002)	125,368,097
NUMBER OF SHARES
Preferred Stocks (0.1%)
Auto Loans (0.1%)
253	GMAC, 7%, due 1/17/09 (Cost $50,600)	63,250	ñµ
Short-Term Investments (8.6%)
7,789,974	Neuberger Berman Prime Money Fund Trust Class (Cost $7,789,974)	7,789,974	@(OO)

	Total Investments (164.0%) (Cost $192,480,641)	149,119,835	##
	Liabilities, less cash, receivables and other assets [(50.5%)]	(45,912,631)
	Liquidation Value of Perpetual Preferred Shares [(13.5%)]	(12,300,000)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$90,907,204

See Notes to Schedule of Investments

Notes to Schedule of Investments

†     Investments in debt securities and interest rate swaps by Neuberger Berman High Yield Strategies Fund (formerly, Lehman Brothers/First Trust Income Opportunity Fund) (the "Fund") are valued daily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, securities are valued using methods the Board of Trustees of the Fund has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund's investments.

  In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•     Level 1 — quoted prices in active markets for identical investments

•     Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•     Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The following is a summary of the inputs used to value the Fund's investments as of December 31, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	149,056,585	(1,566,241)
Level 3 — Significant Unobservable Inputs	63,250	—
Total	$149,119,835	$(1,566,241)

*  Other financial instruments include interest rate swap contracts.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

  Following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities
Beginning balance, as of 1/1/08	$2,971,504
Accrued discounts/premiums	—
Realized gain/loss and change in unrealized appreciation/depreciation	(651,049)
Net purchases/sales	(2,257,205)
Net transfers in and/or out of Level 3	—
Balance, as of 12/31/08	$63,250
Net change in unrealized appreciation/depreciation from investments still held as of 12/31/08	$12,650

##      At December 31, 2008, the cost of investments for U.S. federal income tax purposes was $193,371,178. Gross unrealized appreciation of investments was $904,922 and gross unrealized depreciation of investments was $45,156,265, resulting in net unrealized depreciation of $44,251,343, based on cost for U.S. federal income tax purposes.

@       Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management LLC and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & E of Notes to Financial Statements).

ñ         Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At December 31, 2008, these securities amounted to $21,198,675 or 23.3% of net assets applicable to common shareholders.

µ         Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of December 31, 2008.

(OO)   All or a portion of this security is segregated in connection with obligations for interest rate swap contracts and delayed delivery purchase commitments.

^  All or a portion of this security was purchased on a delayed delivery basis. At December 31, 2008, the Fund had unfunded loan commitments of $3,295,365, pursuant to the following loan agreements:

Borrower	Principal Amount	Unfunded Commitment
Ford Motor Co., Term Loan B, 5.24%, due 12/16/13	$2,615,000	$1,048,092
General Motors Corp., Term Loan B, 5.80%, due 11/29/13	200,000	90,160
Goodyear Tire & Rubber Co., Second Lien Term Loan C, 5.22%, due 4/30/14	1,850,000	1,168,644
MCC Iowa, Term Loan D2, 5.26%, due 1/31/15	355,000	234,300
MCC Iowa, Term Loan D1, 5.26%, due 1/31/15	590,000	389,400
Sungard Data Systems, Inc., Term Loan B, 4.02%, due 2/28/14	545,000	364,769

See Notes to Financial Statements

Statement of Assets and Liabilities

Neuberger Berman

HIGH YIELD STRATEGIES FUND
December 31, 2008
Assets
Investments in securities, at value* (Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$141,329,861
Affiliated issuers	7,789,974
149,119,835
Cash	408,544
Deposits with brokers for open swap contracts	1,500,000
Interest receivable	3,058,549
Receivable for securities sold	880,332
Receivable for securities lending income (Note A)	1,371
Prepaid expenses and other assets	565,752
Total Assets	155,534,383
Liabilities
Notes payable (Note A)	45,900,000
Distributions payable—preferred shares	84,791
Distributions payable—common shares	301
Interest rate swaps plus accrued interest, at value (Note A)	1,566,241
Payable for securities purchased	4,366,913
Payable to investment manager—net (Notes A & B)	71,794
Payable to administrator (Note B)	6,036
Payable for securities lending fees (Note A)	1,754
Interest payable	227,097
Accrued expenses and other payables	102,252
Total Liabilities	52,327,179
Perpetual Preferred Shares Series A (492 shares issued and outstanding) at liquidation value	12,300,000
Net Assets applicable to Common Shareholders at value	$90,907,204
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$172,724,302
Distributions in excess of net investment income	(75,907)
Accumulated net realized gains (losses) on investments	(36,823,328)
Net unrealized appreciation (depreciation) in value of investments	(44,917,863)
Net Assets applicable to Common Shareholders at value	$90,907,204
Common Shares Outstanding, no par value; unlimited number of shares authorized	12,254,585
Net Asset Value Per Common Share Outstanding	$7.42
*Cost of Investments:
Unaffiliated issuers	$184,690,667
Affiliated issuers	7,789,974
Total cost of investments	$192,480,641

See Notes to Financial Statements

Statement of Operations

Neuberger Berman

HIGH YIELD STRATEGIES FUND
For the Year Ended December 31, 2008
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$20,683,282
Income from investments in affiliated issuers (Note E)	360,253
Income from securities loaned—net (Note E)	32,228
Total income	$21,075,763
Expenses:
Investment management fees (Note B)	1,345,067
Administration fees (Note B)	112,089
Investor service fees (Note B)	112,089
Auction agent fees (Note A)	195,172
Audit fees	50,784
Basic maintenance expense (Note B)	27,083
Custodian fees (Note B)	97,727
Insurance expense	6,440
Legal fees	130,764
Shareholder reports	83,010
Stock exchange listing fees	23,758
Stock transfer agent fees	19,118
Interest expense (Note A)	227,097
Trustees' fees and expenses	37,038
Miscellaneous	40,839
Total expenses	2,508,075
Investment management fees waived (Note A)	(11,117)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(2,730)
Total net expenses	2,494,228
Net investment income (loss)	$18,581,535
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(34,139,015)
Sales of investment securities of affiliated issuers	(12,195)
Interest rate swap contracts	(257,133)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(34,285,017)
Interest rate swap contracts	(1,557,057)
Net gain (loss) on investments	(70,250,417)
Distributions to Preferred Shareholders	(3,339,115)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$(55,007,997)

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman

	HIGH YIELD STRATEGIES FUND
	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$18,581,535	$20,411,514
Net realized gain (loss) on investments	(34,408,343)	2,476,586
Change in net unrealized appreciation (depreciation) of investments	(35,842,074)	(18,834,144)
Distributions to Preferred Shareholders From (Note A):
Net investment income	(3,339,115)	(4,935,470)
Net realized gain on investments	—	(150,470)
Tax return of capital	—	—
Total distributions to preferred shareholders	(3,339,115)	(5,085,940)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(55,007,997)	(1,031,984)
Distributions to Common Shareholders From (Note A):
Net investment income	(14,977,866)	(20,709,303)
Net realized gain on investments	—	(589,446)
Tax return of capital	(1,198,186)	—
Total distributions to common shareholders	(16,176,052)	(21,298,749)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends	—	32,614
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(71,184,049)	(22,298,119)
Net Assets Applicable to Common Shareholders:
Beginning of year	162,091,253	184,389,372
End of year	$90,907,204	$162,091,253
Distributions in excess of net investment income at end of year	$(75,907)	$(296,685)

See Notes to Financial Statements

Statement of Cash Flows

Neuberger Berman

	HIGH YIELD STRATEGIES FUND
	For the Year Ended December 31, 2008
Increase (decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets applicable to Common Shareholders resulting from operations	$(55,007,997)
Adjustments to reconcile net decrease in net assets applicable to Common Shareholders resulting from operations to net cash used in operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(277,398,163)
Proceeds from disposition of investment securities	310,570,376
Sale of short-term investment securities, net	(4,169,643)
Decrease in collateral for securities loaned	2,994,206
Decrease in net interest on swaps	9,184
Decrease in dividends and interest receivable	1,440,785
Decrease in receivable for securities lending income	2,536
Increase in prepaid expenses and other assets	(561,540)
Decrease in receivable for securities sold	1,807,622
Decrease in accumulated unpaid dividends on Preferred Shares	(208,001)
Decrease in payable for collateral on securities loaned	(3,006,401)
Increase in payable for securities lending fees	1,461
Increase in payable for investment securities purchased	4,366,913
Increase in interest payable	227,097
Net premium amortization on investments	(1,341,607)
Decrease in accrued expenses and other payables	(41,266)
Increase in deposits with brokers for open swap contracts	(1,500,000)
Unrealized depreciation on securities and currencies	34,285,017
Unrealized depreciation on swaps	1,557,057
Net realized loss from investments and currencies	34,151,210
Net realized loss from swaps	257,133
Net cash provided by operating activities		$48,435,979
Cash flows from financing activities:
Cash distributions paid on Common Shares	(16,227,435)
Issuance of privately placed notes	45,900,000
Issuance of privately placed perpetual preferred shares	12,300,000
Redemption of Money Market Cumulative Preferred Shares	(90,000,000)
Net cash used in financing activities		(48,027,435)
Net increase in cash		408,544
Cash:
Beginning balance		0
Ending balance		$408,544

See Notes to Financial Statements

Notes to Financial Statements High Yield Strategies Fund

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman High Yield Strategies Fund (formerly, Lehman Brothers/First Trust Income Opportunity Fund) (the "Fund") was organized as a Delaware statutory trust on April 8, 2003, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. Prior to February 2007, Lehman Brothers Asset Management Inc. was investment adviser to the Fund. Effective February 2007, Neuberger Berman Management LLC ("Management") became the investment adviser. Lehman Brothers Asset Management LLC ("LBAM") is the sub-adviser to the Fund. The Fund's common shares are listed on the New York Stock Exchange under the symbol NHS (formerly, LBC).

  The Fund's investment objective is to seek high total return (income plus capital appreciation). The Fund pursues its investment objective by investing its assets primarily in high yield debt securities.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

  Management, the investment manager of the Fund, and LBAM, the Fund's sub-adviser, are wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Proposed Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder. At the closing of the Proposed Acquisition, a majority interest in the Acquired Businesses will be directly or indirectly owned by portfolio managers, Neuberger Berman's management team and certain key members and senior professionals of the former Investment Management Division, as well as by Lehman Brothers and certain affiliates of Lehman Brothers. The transaction is subject to certain conditions and approvals.

  These events, while affecting Lehman Brothers, have not had a material impact on the Fund or its operations. Management and LBAM will continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

  Included in the Acquired Businesses are Management and LBAM. The consummation of the Proposed Acquisition has been deemed to result in an "assignment" of the Fund's Investment Advisory and Sub-Advisory Agreements which would, by law, automatically terminate those agreements. Accordingly, the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, has approved a new Investment Advisory Agreement and Sub-Advisory Agreement for the Fund. The new agreements also will require the approval of the Fund's shareholders.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Securities transactions and investment income: Security transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium, where applicable, and accretion of discount on securities (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from security transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4  Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2005 - 2007. As of December 31, 2008, the Fund did not have any unrecognized tax benefits.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

  As determined on December 31, 2008, permanent differences resulting primarily from different book and tax accounting for paydown gains and losses on mortgage-backed securities, income recognized on interest rate swaps, non deductible restructuring costs, and amortization of bond premium were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$18,316,981	$21,374,313	$—	$5,010,376	$1,198,186	$—	$19,515,167	$26,384,689

  As of December 31, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$—	$(45,808,401)	$(35,932,789)	$(81,741,190)

  The difference between book basis and tax basis distributable earnings is attributable primarily to the timing differences of wash sales, distribution payments, income recognized on interest rate swaps, post October loss deferral, capital loss carryforwards, and amortization of bond premium.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2008, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in
2016
$30,497,592

  Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2008, the Fund elected to defer $5,435,197 of net capital losses arising between November 1, 2008 and December 31, 2008.

5  Foreign Taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities net of refunds recoverable.

6  Distributions to common shareholders: The Fund earns income, net of expenses, daily on its investments. The Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, the Fund distributes any net realized capital gains. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the year ended December 31, 2008 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay additional distributions to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Distributions to preferred shareholders are accrued and determined as described in note A-8.

  On December 19, 2008, the Fund declared a monthly distribution to common shareholders in the amount of $0.085 per share, payable after the close of the reporting period, on January 30, 2009, to shareholders of record on January 23, 2009.

7  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

8  Financial leverage: The Fund is authorized to issue 3,750 Money Market Cumulative Preferred Shares ("MMP"), each without par value. On October 22, 2003, the Fund issued 3,600 MMP with proceeds of $90,000,000 in a public offering. Distributions to preferred shareholders were cumulative at a rate which was generally reset every twenty-eight days based on the results of an auction. The Fund paid commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25% for a regular distribution period and at a rate agreed to by the Fund and the broker-dealers for a special distribution period.

  Since February 2008, the market for auction rate preferred securities has experienced an unprecedented number of failed auctions. A failed auction occurs when sellers outnumber bidders, and as a result, sellers cannot sell all, and in many cases any, of their auction rate preferred securities. When a failed auction occurs, the distribution rate for auction rate preferred securities resets to a maximum rate, which is typically determined according to a formula applied to a "base" rate. Historically, if there were not a sufficient number of bids to purchase all the auction rate preferred securities submitted to be sold in an auction, one or more broker-dealers would voluntarily allocate their own capital to purchase the remaining auction rate preferred securities. In doing so, the broker-dealer(s) would prevent a failed auction and, therefore, payment of distributions at the maximum rate. Last year, most broker-dealers ceased allocating their capital to auctions for auction rate preferred securities, resulting in the unprecedented number of failed auctions.

  From February 2008 through November 2008, the auctions for the Fund's MMP consistently failed. Although the failed auctions resulted in a lack of liquidity for preferred shareholders, they were not an event of default for the Fund nor did they affect the credit quality of the MMP, which retained their AAA/Aaa ratings. When auctions failed, the Fund paid distributions on MMP that were set at the maximum rate, which was 125% of the base rate (the base rate is the "AA" rated composite commercial paper rate) as a result of the failed auctions.

  Except when the Fund declared a special rate period, distributions to preferred shareholders, which were cumulative, were accrued daily and paid every twenty-eight days. Distribution rates were reset every twenty-eight days based on the results of an auction, except during special rate periods. For the year ended December 31, 2008, distribution rates ranged from 3.23% to 6.33% for MMP.

  In September 2008, the Fund entered into a Master Securities Purchase Agreement and a Master Note Purchase Agreement pursuant to which it could issue privately placed notes ("PNs") and privately placed perpetual preferred shares ("PPS" and, together with PNs, "Private Securities") and use the proceeds to redeem outstanding MMP.

On November 13, 2008, the Fund redeemed all 3,600 MMP, having an aggregate liquidation preference of $90,000,000. The Fund issued PNs with an aggregate principal value of $45,900,000 and issued 492 PPS with an aggregate liquidation preference of $12,300,000. All MMP redemptions were effected at the liquidation price of $25,000 per share plus any accumulated and unpaid dividends. The PNs mature in November 2013 and interest thereon is accrued daily and paid quarterly. The PPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("PPS Liquidation Value"). Distributions are accrued daily and paid quarterly for PPS. For the year ended December 31, 2008, the distribution rate on the PPS was 5.14% and the interest rate on the PNs was 3.64%.

  The Fund may redeem PPS or prepay the PNs, in whole or in part, at its option after giving a minimum amount of notice to the relevant holders of the Private Securities but will incur additional expenses if it chooses to so redeem or prepay. The Fund is also subject to certain restrictions relating to the Private Securities. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of PPS at PPS Liquidation Value and/or mandatory prepayment of PNs at par plus accrued but unpaid interest. The holders of PPS are entitled to one vote for each dollar of liquidation preference represented by PPS owned and will vote with holders of common shares as a single class, except that the holders of PPS will vote separately as a class on certain matters, as required by law or the Fund's organizational documents. The holders of PPS, voting as a separate class, are entitled at all times to elect two Trustees of the Fund, and to elect a majority of the Trustees of the Fund if the Fund fails to pay distributions on PPS for two consecutive years.

9  Interest rate swaps: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's PPS. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

  Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

  Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payment are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At December 31, 2008, the Fund had outstanding interest rate swap contracts as follows:

			Rate Type
Swap Counter Party	Notional Amount	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund(1)	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Citibank, N.A..	$45,000,000	January 28, 2011	2.92%	0.47%	$(9,184)	$(1,557,057)	$(1,566,241)

(1)  30 day LIBOR (London Interbank Offered Rate) at December 24, 2008.

10  Security lending: A third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

  eSecLending currently serves as exclusive lending agent for the Fund. The Fund is not currently guaranteed any particular level of income from the lending program. In addition, for part of the fiscal year, Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, served as exclusive lending agent for the Fund. The Fund selected Neuberger through a bidding process in accordance with an Exemptive Order issued by the Securities and Exchange Commission.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by LBAM, an affiliate of Management.

  At various times during the course of the Fund's fiscal year ended December 31, 2008, the Quality Fund's NAV was below $1.00 per share, which could have affected the NAV of the Fund with securities loans outstanding during the period. The Quality Fund's price per share on December 31, 2008 was $1.00. The market value of the Fund's investments in the Quality Fund as of that date, if any, is reflected in the Fund's Schedule of Investments. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, the Fund may not receive an amount from the Quality Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying them. The Quality Fund is not a money market fund that operates in accordance with Rule 2a-7 under the 1940 Act and there is no assurance that it will maintain a $1.00 share price.

  Net income from the lending program represents a guaranteed amount received from Neuberger plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the fiscal year ended December 31, 2008, the Fund received net income under the securities lending arrangement of $32,228, which is reflected in the Statement of Operations under the caption "Income from securities loaned—net." For the fiscal year ended December 31, 2008, "Income from securities loaned—net" consisted of $75,657 in income earned on cash collateral and guaranteed amounts (including $44,916 of interest income earned from the Quality Fund and $30,741 in guaranteed amounts received from Neuberger), less fees and expenses paid of $43,429 (including $0 retained by Neuberger).

11  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. There were no repurchase agreements outstanding at December 31, 2008.

12  Reverse repurchase agreements: The Fund may enter into reverse repurchase agreements with institutions deemed creditworthy by Management. A reverse repurchase agreement involves the sale of a security by the Fund, with an agreement to repurchase the same or substantially similar security at an agreed upon price and date. Securities purchased subject to repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase. There were no reverse repurchase agreements outstanding at December 31, 2008.

13  Transactions with other funds managed by Neuberger Berman Management LLC: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2008, management fees waived under this Arrangement amounted to $11,117 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended December 31, 2008, income earned under this Arrangement amounted to $360,253 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

14  Concentration of credit risk: The Fund will normally invest at least 80% of its Managed Assets (as defined in Note B) in investments offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These investments are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield investments may be relatively less liquid than the market for higher-rated investments.

  Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value and/or price of the Fund's shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

15  Risk associated with the use of leverage: The Fund's use of leverage through the issuance of Private Securities and borrowings, as well as the economic leverage inherent in certain derivatives, including credit default swaps, creates risks for holders of common shares. There is no assurance that the Fund's leveraging strategies will be successful. If the Fund issues Private Securities or borrows money to make additional investments and the income and capital appreciation from those investments exceed the distributions payable on the PPS, the interest payable on the PNs or the costs of borrowing, the Fund's investment return will be greater than if leverage had not been used. However, if the distributions payable on the PPS, the interest payable on the PNs or the costs of borrowing exceed the income and capital appreciation from the additional investments, the Fund would lose money and its investment return will be lower than if leverage had not been used. Leverage creates risk which may adversely affect the return for holders of common shares, including:

  (a)  the likelihood of greater volatility of net asset value and market price of the Fund's common shares;

  (b)  the possibility either that common share income will fall if the PPS distribution rate or the PN interest rate rises or the Fund's borrowing costs increase, or that common share income will fluctuate because of changes in the Private Securities distribution and interest rates or borrowing costs.

16  Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

  The Fund pays all expenses incurred in connection with the operations of the Fund. These expenses, among others, include custodian and fund accounting and administrative fees, legal and audit fees, fees and expenses of the

Trustees who are not "interested persons" within the meaning of the 1940 Act ("Independent Fund Trustees"), and printing expenses.

  The Fund pays Management a monthly fee computed at an annual rate of 0.60% of the Fund's average daily "Managed Assets" (net assets, including assets attributable to any outstanding preferred shares, plus the aggregate principal amount of any borrowings). Management is responsible for developing, implementing and supervising the Fund's investment program and providing certain administrative services to the Fund. Management has retained LBAM to serve as the sub-adviser of the Fund and to manage the Fund's investment portfolio. Management compensates LBAM for its services as sub-adviser. Management pays LBAM a monthly sub-advisory fee calculated at the following annual percentage rates of the Fund's average daily Managed Assets: 0.55% on the Fund's first $25 million of Managed Assets, 0.45% on the next $25 million of Managed Assets, 0.35% on the next $50 million of Managed Assets, and 0.30% on Managed Assets that are in excess of $100 million.

  Until January 30, 2009, First Trust Portfolios L.P. ("First Trust") served as the Fund's distribution and marketing agent, and investor servicing agent. As the Fund's distribution and marketing agent, First Trust provided certain distribution and marketing services for the Fund's common shares including preparing marketing materials and presentations, developing contacts with brokers whose clients may have an interest in acquiring Fund shares and replying to information requests from prospective investors. In consideration for these services, First Trust received a fee paid by Management.

  First Trust, as the investor servicing agent, developed and maintained a website for the Fund, assisted in the dissemination of the Fund's net asset value and market price, provided ongoing shareholder and account maintenance services, replied to information requests from shareholders and aided in secondary market support. In consideration for these services, the Fund paid First Trust a monthly fee computed at the annual rate of 0.05% of the Fund's average daily Managed Assets. For the year ended December 31, 2008, the Fund paid First Trust, as the investor servicing agent, a fee equal to $ 112,089.

  The Fund pays no compensation to its officers or to its trustees who are interested Trustees of Management or its affiliates.

  In order to satisfy rating agency requirements, the Fund is required to provide the rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the basic maintenance amount, which is the minimum level set by the rating agency as one of the conditions to maintain the AAA rating on the Private Securities (prior to November 13, 2008, the Fund sent a similar report to each rating agency rating the MMP). "Discounted value" refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays State Street Bank & Trust Company ("State Street") for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

  State Street serves as the Fund's custodian and The Bank of New York Mellon serves as the Fund's transfer agent, registrar, and dividend paying agent.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.05% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2008, the impact of this arrangement was a reduction of expenses of $ 2,730.

Note C—Securities Transactions:

  For the year ended December 31, 2008, there were purchases and sales of investments (excluding short-term securities and interest rate swap contracts) of $256,725,560 and $282,400,472, respectively.

Note D—Capital:

  At December 31, 2008, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
12,254,585	—

  The Fund's Declaration of Trust authorizes the Trustees to issue an unlimited number of common shares for the Fund, each without par value. Transactions in common shares for the years ended December 31, 2008 and December 31, 2007 were as follows:

Reinvestment of Dividends and Distributions		Net Increase in Common Shares Outstanding
2008	2007	2008	2007
—	2,143	—	2,143

Note E—Investments In Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held December 31, 2008	Value December 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	3,620,331	211,720,161	207,550,518	7,789,974	$7,789,974	$360,253
Neuberger Berman Securities Lending Quality Fund, LLC**	3,006,401	24,606,320	27,612,721	—	—	44,916
Total					$7,789,974	$405,169

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by LBAM, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note F—Recent Accounting Pronouncement:

  In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the "FSP"), "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" was issued. Certain provisions of the FSP amend FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities," to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. These FSP provisions are effective for fiscal years and interim periods ending after November 15, 2008. At this time, Management has assessed the implication of these FSP provisions and determined there is no impact to the Fund's financial statements. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact of FAS 161 on the Fund's financial statement disclosures, if any, is currently being assessed.

Note G—Recent Market Events

  Recent events have resulted in fixed income instruments experiencing liquidity issues, increased price volatility, credit downgrades and increased likelihood of default. Due to the market turbulence, many investors turned to the safety of securities issued or guaranteed by the U.S. Treasury, and virtually every spread (non-Treasury) sector performed poorly, including the high yield bond market where prices fell sharply and spreads greatly increased.

  The U.S. federal government and certain foreign governments have acted to calm credit markets and increase confidence in the U.S. and world economies. The U.S. government is injecting liquidity into certain large financial services companies and establishing programs to assist in the purchase of money market instruments. The ultimate effect of these efforts is, of course, not yet known.

Note H—Subsequent Events

  On February 6, 2009, the Fund announced that it will conduct a tender offer for 10% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires. The date on which the tender offer will commence has not yet been determined. Additionally, the Fund announced that the Board has authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period. Under the tender offer program, if the Fund's common shares trade at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires. The Board has not yet determined the initial measurement period. If the Fund's common shares trade at an average daily discount to NAV per share greater than 10% for a measurement period the Board would determine the maximum size of the tender offer. In connection with the tender offer and the tender offer program, Management has agreed to implement a new voluntary waiver of 0.05% of its management fee to offset some of the expenses associated with, or possible increases in the Fund's expense ratio resulting from, the tender offers. The Board retains the ability, consistent with its fiduciary duty, to opt out of its tender offer program should circumstances arise that would cause a material negative effect on the Fund or its shareholders.

Financial Highlights

High Yield Strategies Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

	Year Ended December 31,
	2008	2007^^	2006	2005		2004
Net Asset Value, Beginning of Year (Common Shares)	$13.23	$15.05	$14.51	$15.58		$15.51
Net Investment Income¢	1.52	1.67	1.65	1.71		1.72
Net Realized and Unrealized Gain (Loss) on Investments	(5.74)	(1.34)	0.61	(0.94)		0.11
Dividends to Preferred Shareholders From:
Net Investment Income¢	(0.27)	(0.40)	(0.37)	(0.24)		(0.11)
Net Realized Gains¢	—	(0.01)	—	—		—
Tax Return of Capital¢	—	—	—	—		—
Total Dividends to Preferred Shareholders	(0.27)	(0.41)	(0.37)	(0.24)		(0.11)
Total From Investment Operations Applicable to Common Shareholders	(4.49)	(0.08)	1.89	0.53		1.72
Less Distributions to Common Shareholders From:
Net Investment Income	(1.22)	(1.69)	(1.35)	(1.58)		(1.55)
Net Realized Gains	—	(0.05)	—	(0.02)		(0.10)
Tax Return of Capital	(0.10)	—	—	(0.00	)***	—
Total Distributions to Common Shareholders	(1.32)	(1.74)	(1.35)	(1.60)		(1.65)
Net Asset Value, End of Year (Common Shares)	$7.42	$13.23	$15.05	$14.51		$15.58
Market Value — End of Year (Common Shares)	$6.38	$11.82	$15.18	$15.61		$16.48
Total Return on Net Asset Value (Common Shares) (%)†	(35.32)	(0.13)	13.91	3.63		11.99
Total Return on Market Value (Common Shares) (%)†	(37.75)	(11.54)	6.79	5.40		15.48
Ratio of Gross Expenses (excluding interest expense) to Average Net Assets Applicable to Common Shares (%)†† #	1.64 §	1.44 §	1.49	1.53		1.48
Ratio of Net Expenses (excluding interest expense) to Average Net Assets Applicable to Common Shares (%)††	1.64	1.44	1.49	1.53		1.48
Ratio of Interest Expense to Average Net Assets Applicable to Common Shares (%)††	0.16	—	—	—		—
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares (%)††	13.43	11.33	11.29	11.44		11.36
Portfolio Turnover Rate (%)	122.05	129.41	111.49	96.18		106.76
Net Assets Applicable to Common Shares, End of Year (000)	$90,907	$162,091	$184,389	$177,659		$190,700
Perpetual Preferred Shares¢¢
Preferred Shares Outstanding, End of Year (000)¢¢	$12,300	$90,000	$90,000	$90,000		$90,000
Asset Coverage Per Share@	$209,943	$70,107	$76,284	$74,400		$77,975
Involuntary Liquidation Preference Per Share	$25,000	$25,000	$25,000	$25,000		$25,000
Approximate Market Value Per Share	$25,000	$25,000	$25,000	$25,000		$25,000
Notes Payable
Notes Payable Outstanding, End of Year (000)	$45,900	$—	$—	$—		$—
Asset Coverage Per $1,000 of Notes Payable@@	$3,250	$—	$—	$—		$—

See Notes to Financial Highlights

Notes to Financial Highlights High Yield Strategies Fund

†  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized net expenses to average daily net assets would have been:

Year Ended December 31,
2008	2007
1.65%	1.44%

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on PPS (MMP prior to November 13, 2008)) from the Fund's total assets and dividing by the number of PPS/MMP outstanding.

@@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on PPS (MMP prior to November 13, 2008) and the Notes payable) from the Fund's total assets and dividing by the outstanding notes payable balance.

††  Expense ratios do not include the effect of distribution payments to preferred shareholders. Income ratios include income earned on assets attributable to Private Securities (MMP prior to November 13, 2008) outstanding.

¢  Calculated based on the average number of shares outstanding during each fiscal period.

***  Rounds to less than $0.01.

^^  Effective February 28, 2007, Management became the Fund's investment adviser.

¢¢  From October 22, 2003, to November 13, 2008, the Fund had 3,600 Money Market Cumulative Preferred Shares outstanding; since November 13, 2008, the Fund has 492 PPS outstanding (See Note 8 to Financial Statements).

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Neuberger Berman High Yield Strategies Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman High Yield Strategies Fund (formerly, Lehman Brothers/First Trust Income Opportunity Fund)(the "Fund") as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman High Yield Strategies Fund at December 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 9, 2009

Dividend Reinvestment Plan

The Fund has a Dividend Reinvestment Plan (the "Plan") commonly referred to as an "opt-out" plan. Each common shareholder will have all distributions of dividends and capital gains automatically reinvested in additional common shares by The Bank of New York Mellon, as agent for shareholders pursuant to the Plan (the "Plan Agent"), unless the shareholder elects to receive cash or unless the shares are registered in the name of a broker-dealer or other nominee (that is, in "street name") and the respective nominee does not participate in the Plan. For Plan participants, the Plan Agent will either (i) effect purchases of common shares under the Plan in the open market or (ii) distribute newly issued common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Certain broker-dealers and nominees do not permit their clients to participate in dividend reinvestment plans. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued common shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. In the alternative, upon receipt of the participant's instructions, common shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

The Plan Agent maintains each shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan.

Directory

Investment Manager and Administrator

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Adviser

Lehman Brothers Asset Management LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Stock Transfer Agent

Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07317

Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Attn: Institutional Services 800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Trustees and Officers Table (Unaudited)

The following tables set forth information concerning the Trustees and officers of Neuberger Berman High Yield Strategies Fund (the "Fund"). All persons named as Trustees and officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Management LLC ("Management"). The Statement of Additional Information includes additional information about Fund Trustees as of the Fund's most recent public offering in 2003 and is available upon request, without charge, by calling (800) 877-9700.

The address for each Trustee is Neuberger Berman Management LLC, 605 Third Avenue, New York, New York 10158.

Name, (Year of Birth) and Position(1)with Fund	Length of Time Served	Principal Occupation(s)(2)	Number of Portfolios in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
CLASS I

Independent Fund Trustees

Faith Colish (1935) Trustee	Since 2006	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	56	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Michael M. Knetter (1960) Trustee	Since 2007	Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	56	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Cornelius T. Ryan (1931) Trustee	Since 2006	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	56	None.

Peter P. Trapp (1944) Trustee	Since 2006	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

Name, (Year of Birth) and Position(1)with Fund	Length of Time Served	Principal Occupation(s)(2)	Number of Portfolios in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustee who is an "Interested Person"

Robert Conti* (1956) Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2006 to 2008	Since 2008	Managing Director, Neuberger Berman, LLC ("Neuberger"), since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	56	Chairman of the Board, Staten Island Mental Health Society since 2008.

CLASS II

Independent Fund Trustees

John Cannon (1930) Trustee	Since 2006	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	56	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

C. Anne Harvey (1937) Trustee	Since 2006	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	56	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Name, (Year of Birth) and Position(1)with Fund	Length of Time Served	Principal Occupation(s)(2)	Number of Portfolios in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
George W. Morriss (1947) Trustee	Since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People's Bank (a financial services company), 1991 to 2001.	56	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.

Tom D. Seip (1950) Trustee since 2006; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	Since 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President — Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth) and Position(1)with Fund	Length of Time Served	Principal Occupation(s)(2)	Number of Portfolios in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustee who is an "Interested Person"

Jack L. Rivkin* (1940) Trustee since 2006; President from 2006 to 2008	Since 2006	Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	56	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

Name, (Year of Birth) and Position(1)with Fund	Length of Time Served	Principal Occupation(s)(2)	Number of Portfolios in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
CLASS III

Independent Fund Trustees

Martha C. Goss (1949) Trustee	Since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	56	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

Robert A. Kavesh (1927) Trustee	Since 2006	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	56	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Howard A. Mileaf (1937) Trustee	Since 2006	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	56	Director, Webfinancial Corporation (holding company), since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

Name, (Year of Birth) and Position(1)with Fund	Length of Time Served	Principal Occupation(s)(2)	Number of Portfolios in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Edward I. O'Brien (1928) Trustee	Since 2006	Retired; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	56	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

William E. Rulon (1932) Trustee	Since 2006	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants), until January 1997.	56	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Name, (Year of Birth) and Position(1)with Fund	Length of Time Served	Principal Occupation(s)(2)	Number of Portfolios in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Candace L. Straight (1947) Trustee	Since 2006	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	56	Director, Montpelier Re (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

(1)  The Board of Trustees shall at times be divided as equally as possible into three classes of Trustees designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of shareholders held in 2009, 2010, and 2011, respectively, and at each third annual meeting of shareholders thereafter.

(2)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Conti is an interested person of the Fund by virtue of the fact that he is an officer of Management and Neuberger. Mr. Rivkin may be deemed an interested person of the Fund by virtue of the fact that, until August 2008, he was a director of Management and an officer of Neuberger.

Set forth below is information about the officers of the Fund. The address for each officer is Neuberger Berman Management LLC, 605 Third Avenue, New York, New York 10158.

Name and (Year of Birth)	Position and Length of Time Served(1)	Principal Occupation(s)(2)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2006	Senior Vice President, Neuberger, since 2006; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Associate General Counsel, Neuberger, 1999 to 2004; Anti-Money Laundering Compliance Officer, eleven registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003, two since 2004 and one since 2006).

Michael J. Bradler (1970)	Assistant Treasurer since 2006	Vice President, Neuberger, since 2006; Employee, Management, since 1997; Assistant Treasurer, eleven registered investment companies for which Management acts as investment manager and administrator (ten since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2006	Senior Vice President, Neuberger, since 2007 and Employee since 1999; formerly, Vice President, Neuberger, 2002 to 2006; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; Executive Vice President, eleven registered investment companies for which Management acts as investment manager and administrator (eleven since 2008); Secretary, eleven registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003, two since 2004 and one since 2006).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2006 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Senior Vice President, Management, since 2006; Secretary and General Counsel, Management, since 2004; Executive Vice President, eleven registered investment companies for which Management acts as investment manager and administrator (eleven since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), eleven registered investment companies for which Management acts as investment manager and administrator (ten since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2006	Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; Assistant Secretary, eleven registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003, two since 2004 and one since 2006).

Name and (Year of Birth)	Position and Length of Time Served(1)	Principal Occupation(s)(2)
Brian Kerrane (1969)	Vice President since 2008	Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, eleven registered investment companies for which Management acts as investment manager and administrator (eleven since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2006	Assistant Vice President, Neuberger, since 2008 and Employee since 1999; Assistant Secretary, eleven registered investment companies for which Management acts as investment manager and administrator (eight since 2003, two since 2004 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008	Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, eleven registered investment companies for which Management acts as investment manager and administrator (eleven since 2008).

John M. McGovern (1970)	Treasurer since 2006	Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, eleven registered investment companies for which Management acts as investment manager and administrator (ten since 2005 and one since 2006); formerly, Assistant Treasurer, eleven registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Andrew Provencher (1965)	Vice President since 2008	Managing Director, Management, since 2008; Managing Director, Neuberger, since 2005; formerly, Senior Vice President, Neuberger, 2003 to 2005; formerly, Vice President, Neuberger, 1999 to 2003; Vice President, eleven registered investment companies for which Management acts as investment manager and administrator (eleven since 2008).

Frank Rosato (1971)	Assistant Treasurer since 2006	Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, eleven registered investment companies for which Management acts as investment manager and administrator (ten since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008	Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, eleven registered investment companies for which Management acts as investment manager and administrator (eleven since 2008); formerly, Head of Institutional Marketing, Morgan Stanley Investment Management, 1993 to 2004.

Name and (Year of Birth)	Position and Length of Time Served(1)	Principal Occupation(s)(2)
Chamaine Williams (1971)	Chief Compliance Officer since 2006	Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, eleven registered investment companies for which Management acts as investment manager and administrator (ten since 2005 and one since 2006); formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  Pursuant to the by-laws of the Fund, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(2)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Changes to By-Laws

On November 11, 2008, the Fund's Trustees adopted an amendment to its by-laws that expands the information a shareholder must provide when submitting any nomination for the election of Trustees or any shareholder proposal. The Fund anticipates that this information will assist shareholders in evaluating the extent to which the interests of a shareholder making a nomination or proposal diverge from their own interests.

Certification

The Fund is listed on the New York Stock Exchange ("NYSE") and therefore is subject to certain NYSE corporate governance listing standards that require it to include the following information in this annual report. During the fiscal year covered by this report, the Fund submitted to the NYSE an annual certification of its CEO and filed with the SEC the certification of its principal executive and principal officer required by Rule 30a-2 under the 1940 Act.

Board Consideration of the Investment Advisory and Sub-Advisory Agreements

At a meeting held on September 25, 2008, the Board of Trustees ("Board") of Neuberger Berman High Yield Strategies Fund ("Fund"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") or the Fund ("Independent Fund Trustees"), approved the continuance of the Fund's Investment Advisory and Sub-Advisory Agreements ("Agreements").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Lehman Brothers Asset Management LLC ("LBAM") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and LBAM regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and LBAM. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and LBAM have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted primarily to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and LBAM; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and LBAM and their affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board considered the continued integrity of Management and LBAM as organizations, despite the bankruptcy filing by Lehman Brothers Holdings Inc. The Board discussed the efforts made by Management and LBAM to retain employees, and the reported likelihood that such employees would be retained. The Board discussed the provisions that were being made for ancillary services by Management, LBAM and their affiliates.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management and investment research personnel who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. In addition, the Board noted the positive compliance history of Management and LBAM as each firm has been free of significant compliance problems.

The Board considered the performance of the Fund on both a market return and net asset value basis relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio managers. The Board discussed with Management the Fund's performance and the steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and fall-out benefits likely to accrue to Management or LBAM or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and LBAM and their affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board considered the mean and median of the management fees and expense ratios of the peer group.

The Board considered whether there were other funds that were advised or sub-advised by Management or LBAM or their affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies to the Fund. The Board noted that there were no comparable sub-advised funds. The Board compared the fees charged to the Fund at various asset levels to the fees charged to advised funds and a separate account, each managed in a similar style to the Fund. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and the other funds and account and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund is a closed-end fund that is not continuously offering shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by Management in managing the Fund's assets.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that an adviser should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability from its relationship with the Fund would not be excessive. The Board also determined that the level of profitability from the sub-advisory relationship with the Fund was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and LBAM could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and LBAM's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

Board Consideration of New and Interim Investment Advisory and Sub-Advisory Agreements

Lehman Brothers Holdings Inc. ("Lehman Brothers") has entered into an agreement to sell a controlling interest in the Fund's investment manager. Under the agreement, Lehman Brothers would sell substantially all of the Neuberger Berman business and the fixed income business and certain alternative asset management businesses of Lehman Brother's Investment Management Division (collectively, the "Acquired Businesses") to NBSH Acquisition, LLC (the "Proposed Acquisition"). NBSH Acquisition, LLC ("NBSH") was organized by key members of Neuberger Berman's management for the purpose of facilitating the acquisition of the Acquired Businesses. At the closing of the Proposed Acquisition, a majority interest in the Acquired Businesses will be directly or indirectly owned by portfolio managers, Neuberger Berman's management team and certain key members and senior professionals of the former Investment Management Division ("Management Members"), as well as by Lehman Brothers and certain affiliates of Lehman Brothers.

The Acquired Businesses include Management and LBAM, the investment manager and sub-adviser to the Fund, respectively. The Proposed Acquisition has been deemed to result in an "assignment" of the Fund's existing Investment Advisory Agreement and Sub-Advisory Agreement (the "Existing Agreements") under the 1940 Act. As required by the 1940 Act, the Fund's Existing Agreements provide for their automatic termination in the event of an assignment, and each will terminate upon the consummation of the Proposed Acquisition. Accordingly, on December 17, 2008, the Board approved new Investment Advisory and Sub-Advisory Agreements with Management and LBAM, respectively, or their successors (together, the "Advisers"), on the same terms and with the same compensation structure as are currently in effect (together, "New Agreements"), which would take effect upon consummation of the Proposed Acquisition if approved by the Fund's shareholders.

In case shareholders of the Fund do not approve the New Agreements before the Proposed Acquisition is completed, the Board has approved interim Investment Advisory and Sub-Advisory Agreements with Management and LBAM, respectively, or their successors (together, "Interim Agreements") pending approval of the New Agreements by shareholders of the Fund. Compensation earned by the Advisers under the Interim Agreements would be held in an interest-bearing escrow account pending shareholder approval of the New Agreements. If shareholders approve the New Agreements within 150 days from the termination of the Existing Agreements, the amount held in the escrow account, including interest, will be paid to the Advisers, as appropriate. If shareholders of the Fund do not approve the New Agreements, the Advisers will be paid the lesser of the costs incurred in performing their services under the Interim Agreements or the total amount in the escrow account, including interest earned. If at the end of 150 days following termination of a Fund's Existing Agreements the Fund's shareholders still have not approved the New Agreements, the Trustees would take such actions as they deem to be in the best interests of the Fund and its shareholders, which may include negotiating a new Investment Advisory Agreement and/or new Sub-Advisory Agreement with an advisory organization selected by the Board of Trustees or making other arrangements.

The Trustees of the Trust discussed the Proposed Acquisition on December 17, 2008. Prior to the submission of the NBSH bid to public auction, Management met telephonically with the Independent Fund Trustees to brief them on the Proposed Acquisition. Following the public auction wherein NBSH was determined to be the successful bidder, the Independent Fund Trustees again met telephonically with Management to obtain additional information about the Proposed Acquisition. The Independent Fund Trustees, with the assistance of independent counsel, prepared due diligence requests that were presented to Management and appointed a Task Force of Independent Fund Trustees to lead the due diligence effort ("Task Force").

Management provided written responses to the due diligence requests. After extensive review and analysis and discussions during a telephonic and in person meeting of the Independent Fund Trustees, the Task Force submitted clarifying questions. The Independent Fund Trustees met as a body in person to receive the report of the Task Force and consider the New Agreements. Throughout the process, the Task Force and the Independent Fund Trustees were advised by experienced 1940 Act counsel that is independent of Management and NBSH. In addition, the Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the New Agreements.

Consideration of the New Agreements followed shortly on the heels of the Independent Fund Trustees' annual consideration of whether to renew the Existing Agreements, carried out pursuant to Section 15(c) of the 1940 Act. In that process, which began prior to the June 2008 quarterly meeting of the Board and was concluded at the September 2008 quarterly meeting, the Independent Fund Trustees, following an extensive review of materials submitted by Management and a report from an independent data service, unanimously determined that the Existing Agreements were fair and reasonable and that their renewal would be in the best interests of the Fund and its shareholders. Accordingly, in considering the New Agreements, the Independent Fund Trustees took into account the fact that the terms of the New Agreements would be identical to those of the Existing Agreements in every respect except for the term and termination date and potentially the name of the investment manager. The Board considerations in connection with the New Agreements and the Existing Agreements also entered into the decision by the Board to approve the Interim Agreements, which would take effect if the shareholders of the Fund do not approve the New Agreements before the Proposed Acquisition is completed. The Independent Fund Trustees' consideration of the Existing Agreements is described above.

In evaluating the proposed New Agreements, the Independent Fund Trustees considered that they have generally been satisfied with the nature and quality of the services provided to the Fund by Management and LBAM, including investment advisory, administrative and support services, and that the Fund would be best served by an arrangement that appeared likely to maintain the continuity and stability of the providers of these services. Accordingly, the Independent Fund Trustees considered very carefully the intentions of NBSH (including its successors or assign) regarding capitalization, management structure, staffing, compensation and staff retention and whether these seemed designed to provide the desired continuity and stability. They inquired specifically about staffing and resources in the areas of portfolio management, investment research, trading, fund accounting, legal and compliance, internal audit, and senior executive staff. Although at the time the Board considered the New Agreements no final decisions had been reached as to the distribution of equity interests in NBSH (or its successor or assign), the Trustees were advised that senior members of management, including the Fund Trustee who is employed by the Advisers, would receive equity interests in NBSH. Because of these interests, as well as any future employment arrangements with the Advisers, these persons, individually or in the aggregate, could have a material interest in the Proposed Acquisition and in shareholder approval of the New Agreements. In considering the New Agreements, the Trustees were aware of these interests.

The Independent Fund Trustees inquired whether NBSH (or its successors or assign) had specific plans for the future structure of the Neuberger Berman Funds, whether they plan to propose to eliminate any Funds, and whether they intend to continue or alter certain expansion plans that are already underway. They also inquired whether there are plans to change the fees or expense structure of any of the Funds. The Independent Fund Trustees inquired about the long-term plans for the Advisers, including any expectations for cost savings or expense reductions. They also inquired about the capital structure and working capital likely to be available to NBSH (or its successors or assign).

The Independent Fund Trustees considered the following factors, in addition to the factors discussed above, among others, in connection with their consideration of the New Agreements: (1) the nature, extent, and quality of the services provided by Management and LBAM; (2) the performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management, LBAM and their affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Independent Fund Trustees did not identify any particular information that was all important or controlling, and each Trustee may have attributed different weights to the various factors.

In unanimously approving and recommending the New Agreements, the Independent Fund Trustees concluded that the terms of each New Agreement are fair and reasonable and that approval of the New Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Independent Fund Trustees considered the following factors, among others:

(1) that the terms of the New Agreements are identical in all material respects to those of the Existing Agreements;

(2) that the Advisers will maintain operational autonomy and continuity of management following the Proposed Acquisition;

(3) the favorable history, reputation, qualification, and background of Management and LBAM, as well as the qualifications of each entity's personnel and each entity's respective financial condition;

(4) the commitment of NBSH (or its successors or assign) to retain key personnel currently employed by Management and LBAM who currently provide services to the Fund;

(5) the commitment of NBSH (or its successors or assign) to maintaining the current level and quality of Fund services;

(6) the proposed division of equity in NBSH (or its successor or assign) among Management Members and other personnel upon consummation of the Proposed Acquisition;

(7) the fees and expense ratio of the Fund relative to comparable mutual funds;

(8) that the fees are identical to those paid under the Existing Agreements;

(9) that the fees and expense ratio of the Fund appear to the Board to be reasonable given the quality of services expected to be provided;

(10) the performance of the Fund relative to comparable mutual funds and unmanaged indices;

(11) the commitment of Management (or its successor) to pay the expenses of the Fund in connection with the Proposed Acquisition, including all expenses in connection with the solicitation of proxies with respect to the Proposed Acquisition, so that shareholders of the Fund would not have to bear such expenses;

(12) the actual and potential effects on the Advisers of the bankruptcy of Lehman Brothers, and the effects of the Lehman Brothers bankruptcy on the information considered by the Independent Fund Trustees in their prior analyses of the principal service contracts;

(13) the provisions made to continue providing to the Advisers certain services that were previously provided to them by or through Lehman Brothers or its other affiliates;

(14) the possible benefits that may be realized by the Fund and by the Advisers as a result of the Proposed Acquisition; and

(15) that the Proposed Acquisition is expected to maintain continuity of management of the Fund and may reduce the potential for future vulnerability to changes in control of the Advisers that could be adverse to the Fund's interests and that could affect the retention of key employees providing services to the Fund.

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Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

  HO768 02/09

Item 2. Code of Ethics

The Board of Trustees (“Board”) of Neuberger Berman High Yield Strategies Fund (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21342 (filed on March 12, 2007). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, Howard Mileaf and George Morriss. Ms. Goss, Mr. Mileaf and Mr. Morriss are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $34,500 and $36,000 for the fiscal years ended 2007 and 2008, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $6,250 and $13,000 for the fiscal years ended 2007 and 2008, respectively. The nature of the services provided involved agreed upon procedures relating, in 2007, to Money Market Cumulative Preferred Shares ("MMP") and, in 2008, to MMP, privately placed notes and privately placed perpetual preferred shares. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2007 and 2008, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $8,900 and $9,250 for the fiscal years ended 2007 and 2008, respectively. The nature of the services provided comprised tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2007 and 2008, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2007 and 2008, respectively. The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $15,150 and $22,250 for the fiscal years ended 2007 and 2008, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $425,000 and $400,000 for the fiscal years ended 2007 and 2008, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants

The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act"). Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board has delegated to Neuberger Berman Management LLC (“NB Management”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its shareholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Registrant. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1)   The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.

Ann H. Benjamin and Thomas P. O’Reilly serve as portfolio managers for the Registrant since inception.  Ms. Benjamin is the managing director and chief investment officer of high yield for Lehman Brothers Asset Management LLC (“Lehman Brothers Asset Management”).  She serves as the lead portfolio manager for all of Lehman Brothers Asset Management’s high yield strategy accounts. She has been with Lehman Brothers Asset Management since March 1, 1997.

Mr. O’Reilly serves as portfolio and credit analyst for the Registrant.  He is a senior vice president and portfolio manager for Lehman Brothers Asset Management.  He serves as portfolio and credit analyst for all of Lehman Brothers Asset Management’s high yield strategy accounts. He has been with Lehman Brothers Asset Management since July 1, 1997.

(a)(2)   The table below describes the other accounts for which each of the Registrant’s Portfolio Managers has day-to-day management responsibility as of December 31, 2008.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Ann H. Benjamin
Registered Investment Companies*	2	$324.4	0	N/A

Other Pooled Investment Vehicles	1	$106	1	$106

Other Accounts**	31	$4,279	1	$77.5
Thomas P. O’Reilly
Registered Investment Companies*	2	$324.4	0	N/A

Other Pooled Investment Vehicles	1	$106	1	$106

Other Accounts**	31	$4,279	1	$77.5

*Registered Investment Companies include: Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, Registrant may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant. Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Registrant’s Portfolio Manager is responsible.

NB Management, Lehman Brothers Asset Management and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation (as of December 31, 2008)

Each Portfolio Manager of the Registrant is paid a base salary and is eligible to receive a discretionary bonus. Bonus compensation is awarded from a bonus pool. The allocation of bonus compensation to each Portfolio Manager is based on investment performance metrics and an assessment of competitive industry compensation data and overall contributions to the Neuberger businesses, including Lehman Brothers Asset Management. Investment performance metrics include, without limitation, assets under management and revenue growth, pre-tax investment performance measured over the previous fiscal year relative to peers and market benchmarks for each account managed, mutual fund ratings and business performance (e.g., client retention, business growth, profitability and scale).

No substantial portion of a Portfolio Manager's compensation is dependent on the performance of any one account. Until January 2009, certain Portfolio Managers had additional compensation consisting of (1) payments based on the overall financial performance of Lehman Brothers Asset Management if such Portfolio Manager was a principal of the predecessor firm to Lehman Brothers Asset Management and/or (2) special payments made for a limited time period due to the management of additional assets transitioned to Lehman Brothers Asset Management from an affiliate.

(a)(4) Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by each of the Registrant’s Portfolio Managers in the Registrant as of December 31, 2008.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Ann H. Benjamin	C
Thomas P. O’Reilly	A

A = None B = $1 - $10,000 C = $10,001 - $50,000 D = $50,001 - $100,000	E = $100,001-$500,000 F = $500,001-$1,000,000 G = $1,000,001 or More

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

The following amendments to the amended and restated by-laws of the Registrant were adopted on November 11, 2008:

Section 13 of Article II regarding nominations for the election of trustees was amended to provide that certain additional items must be included in a notice by a shareholder of the shareholder’s nomination of candidates for election to the Board of Trustees. The amendment provides, among other requirements, that each such notice must include whether the shareholder who intends to make the nomination believes such nominee is, or is not, an “interested person” of the Registrant, as defined in the 1940 Act. The shareholder must provide information regarding the nominee that is sufficient, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Registrant, to make such determination. The shareholder must also provide all information concerning such nominees that would be required to be disclosed in a proxy statement pursuant to Regulation 14A under the Securities Exchange Act of 1934 in connection with a contested election, whether or not a contested election is involved.

Section 13 was also amended to require the shareholder providing notice to disclose in the notice whether the shareholder (or any person acting in concert with the shareholder) intends to deliver a proxy statement or other form of proxy solicitation and, to the extent known by such shareholder, the name and address of other shareholders supporting the proposal of other business. In addition, the shareholder providing notice must disclose, among other information, the extent to which the shareholder (or any person acting in concert with the shareholder) has entered into any hedging, short positions, borrowing or lending of shares, or other transactions with the intent or effect of mitigating loss or managing risk with respect to the shareholder’s investment in the Registrant.

Additionally, Section 13 was amended to require such shareholder notice to be delivered to the Registrant's Secretary at the principal executive office of the Registrant by not later than the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting nor earlier than the 150th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for the preceding year's annual meeting, notice by the shareholder to be timely must be so delivered no earlier than the 120th day prior to the date of such annual meeting, and no later than the later to occur of (i) the 90th day prior to the date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Registrant.

A shareholder is permitted to make only those nominations for which he or she is entitled to vote. The foregoing is only a summary, and is qualified in its entirety by the full text of the bylaws, as amended.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21342 (filed March 12, 2007).
(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman High Yield Strategies Fund

By:	/s/ Robert Conti
Robert Conti Chief Executive Officer

Date: March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti Chief Executive Officer

Date: March 6, 2009

By:	/s/ John M. McGovern
John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date: March 6, 2009